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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 17, 2003
                                                        -----------------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           MINNESOTA                                       95-3409686
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation of organization)                         Identification No.)



400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS        77060
       (Address of Principal Executive Offices)               (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
     (Former name, former address and former fiscal year, if changed since last report)

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Item 5.  Other Events.

On February 17, 2003, Cal Dive International, Inc. ("Cal Dive") increased its Board of Directors by two members. A copy of the press release announcing the election is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.  Exhibits.

         Number         Description
         ------         -----------
          99.1          Press Release dated February 20, 2003

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                          CAL DIVE INTERNATIONAL, INC.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 24, 2003


                                       CAL DIVE INTERNATIONAL, INC.


                                       By:  /s/ S. JAMES NELSON
                                            -------------------------------
                                            S. James Nelson
                                            Vice Chairman



                                       By:  /s/ A. WADE PURSELL
                                            -------------------------------
                                            A. Wade Pursell
                                            Senior Vice President and
                                            Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

   99.1                 Press Release dated February 20, 2003.